UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported): May 23, 2022
 ZOVIO INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of Principal Executive Offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Explanatory Note
On May 23, 2022, Zovio Inc (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion of the sale of TutorMe, LLC, a California limited liability company and a wholly-owned subsidiary of Zovio (“TutorMe”) by the Company. This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Original Filing to provide the required Item 9.01(b) Pro Forma Financial Information for the disposition of TutorMe. This Current Report on Form 8-K/A should be read in connection with the Original Filing, which provides a more complete description of the disposition of TutorMe. Except as indicated above, all other information in the Original Filing remains unchanged.
Item 9.01.     Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information is attached as Exhibit 99.1 and incorporated herein by reference.
•Unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2022.
•Unaudited pro forma condensed consolidated income statements of the Company for the three months ended March 31, 2022 and for the fiscal year ended December 31, 2021.

(d)    Exhibits

Exhibit	Description
99.1	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

	By:	/s/ Kevin Royal
Name: Kevin Royal
Date: May 26, 2022		Title: Chief Financial Officer